UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 16, 2003

                                 MEDIABAY, INC.
             (Exact name of registrant as specified in its charter)

           FLORIDA                       1-13469                 65-0429858
(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)

          2 Ridgedale Avenue, Suite 300, Cedar Knolls, New Jersey 07927
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (973) 539-9528

Item 5. Other Events.

MediaBay, Inc. ("MediaBay") is filing this report to report the following event:

      On June 16, 2003, Audio Book Club, Inc. ("ABC"), a wholly-owned subsidiary of MediaBay entered into a settlement agreement with respect to a lawsuit in which ABC was the plaintiff and arising out of an acquisition made by ABC. Pursuant to the settlement agreement, ABC received $350,000 in cash, the return of 325,000 shares of MediaBay common stock issued in connection with the acquisition and the termination of put rights granted to the seller in the acquisition with respect to 230,000 of the shares (put rights with respect to the remaining 95,000 shares had previously terminated). The termination of the puts rights terminates a $3,450,000 future contingent obligation of MediaBay and results in a corresponding increase in stockholders' equity.

      The unaudited pro forma consolidated balance sheet as of April 30, 2003 presented below in this item 5 illustrates the effect of the settlement on MediaBay's balance sheet as of April 30, 2003, as if it had occurred prior to such date. In the opinion of management, the interim unaudited balance sheet includes all material adjustments, all of which are of a normal recurring nature, necessary to present fairly the Company's financial position for the period presented. However, because the balance sheet is unaudited, it is subject to adjustment.


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

                                 MediaBay, Inc.
                 Pro Forma Condensed Consolidated Balance Sheet
                                      As of
                                 April 30, 2003
                             (Dollars in thousands)
                                   (Unaudited)

                                                                   Historical                          Pro Forma
                                                                    April 30,    Pro Forma             April 30,
                                                                      2003      Adjustments    Notes     2003
                                                                   ---------------------------------------------
                                Assets
Current assets:
    Cash and cash equivalents                                       $     14      $    685    (1)(2)   $    699
Accounts receivable, net of allowances for sales returns and
doubtful accounts of $4,585                                            6,170                              6,170
    Inventory                                                          5,153                              5,153
    Prepaid expenses and other current assets                            784                                784
    Royalty advances                                                   1,004                              1,004
                                                                    ----------------------             --------
                 Total current assets                                 13,125           685               13,810
Fixed assets, net of accumulated depreciation of $717                    318                                318
Deferred member acquisition costs                                      7,003                              7,003
Deferred income taxes                                                 16,224                             16,224
Other intangibles, net                                                   154                                154
Goodwill, net                                                          9,658                              9,658
                                                                    ----------------------             --------
                                                                    $ 46,482      $    685             $ 47,167
                                                                    ======================             ========

              Liabilities and Stockholders' Equity
Current liabilities:
    Accounts payable and accrued expenses                           $ 16,866                           $ 16,866
    Current portion - long-term debt                                   3,850                              3,850
                                                                    ----------------------             --------
      Total current liabilities                                       20,716                             20,716
                                                                    ----------------------             --------
Long-term debt                                                        12,851                             12,851
                                                                    ----------------------             --------
Common stock subject to contingent put rights                          4,550        (3,450)      (1)      1,100
                                                                    ----------------------             --------
Preferred stock, no par value, authorized 5,000,000 shares;
25,000 shares issued and outstanding                                   2,500           335       (2)      2,835
Common stock; no par value, authorized 150,000,000 shares;                                                   --
issued and outstanding 14,341,376 (historical) and
14,016,376 (pro forma)                                                94,794                             94,794
Contributed capital                                                    8,274          (247)      (1)      8,027
Accumulated deficit                                                  (97,203)        4,047       (1)    (93,156)
                                                                    ----------------------             --------
           Total common stockholders' equity                           8,365         4,135               12,500
                                                                    ----------------------             --------
                                                                    $ 46,482      $    685             $ 47,167
                                                                    ======================             ========

Notes:

(1) On June 16, 2003, Audio Book Club, Inc. ("ABC"), a wholly-owned subsidiary of MediaBay entered into a binding settlement agreement with respect to a lawsuit in which ABC was the plaintiff and arising out of an acquisition made by ABC. Pursuant to the settlement agreement, ABC received $350 in cash, the return of 325,000 shares of MediaBay common stock issued in connection with the acquisition and the termination of put rights granted to the seller in the acquisition with with respect to 230,000 of the shares (put rights with respect to the remaining 95,000 shares had previously terminated).

(2) On May 7, 2003, the Company sold 3,350 shares of a newly created Series B Convertible Preferred Stock with a liquidation preference of $100 per share for $335.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MEDIABAY, INC.


                                        By: /s/ John F. Levy
                                            ------------------------------------
                                            Executive Vice President and
                                            Chief Financial Officer

Date: June 19, 2003


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